UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2010

WATCHIT TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

000-21956

(Commission File Number)
NEVADA	74-1613155

(State or other jurisdiction ofincorporation or organization)	(IRS EmployeeIdentification No.)

229 Airport Rd. STE 7-151, Arden, NC 28704
(Address of principal executive offices)
Registrant's telephone number, including area code: (828) 483-4131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTOR and OFFICER

Effective June 1, 2010, the Board of Directors accepted the voluntary resignations of Frank A. Moody, II as President, Chief Executive office, Director and Secretary. Mr. Moody did not resign over a disagreement with registrant on any matter relating to the registrant's operations, policies or practices.

ITEM 5.02 APOINTMENT OF DIRECTOR and OFFICER

Effective June 15, 2010, the Board of Directors appointed Brian D. Riley as President, and Director. The Board of Directors also appointed Gary A. Musselman as Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WatchIt Technologies, Inc.

Dated: September 12, 2007
By: /s/ BRIAN D. RILEY

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BRIAN D. RILEY
Presidnet